UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2019

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On December 17, 2019, the board of directors (“Board”) of Simmons First National Corporation (the “Company”) elected Marty Casteel to the Board, effective January 1, 2020, to fill the vacancy on the Board resulting from the resignation of Christopher Kirkland (which is effective December 31, 2019, and was further described in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 18, 2019). Mr. Casteel will serve on the Board’s risk committee.

Mr. Casteel currently serves as Senior Executive Vice President of the Company and as Chairman, President and CEO of the Company’s wholly owned bank subsidiary, Simmons Bank. He has been employed by Simmons Bank for over 30 years.

Because, and so long as, Mr. Casteel is an employee of the Company, he will not receive separate compensation for his service as a member of the Board. There is no arrangement or understanding between Mr. Casteel and any other person pursuant to which Mr. Casteel was elected to the Board. Other than loans and extensions of credit that have been made from time to time by Simmons Bank in the ordinary course of business on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons not related to Simmons Bank and did not involve more than the normal risk of collectability or present other unfavorable features, Mr. Casteel is not a party to any transactions with the Company required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ Robert A. Fehlman
Date: December 23, 2019	Robert A. Fehlman, Senior Executive Vice President, Chief
Financial Officer, Chief Operating Officer and Treasurer